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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - April 27, 2007

                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-20388                 36-3795742
(State of other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                800 East Northwest Highway, Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     OUTSIDE DIRECTORS' EQUITY PLAN, STOCKHOLDER ACTIONS

     On April 27, 2007, at the Annual Meeting of Stockholders of Littelfuse, Inc. (the "Company"), the stockholders approved the amendment, restatement and renaming of the Littelfuse, Inc. Outside Directors' Equity Plan (the "Directors Plan"), amended and restated effective as of April 27, 2007. The text of the Directors Plan is incorporated herein by reference from Exhibit A to the Company's Proxy Statement for Annual Meeting of Stockholders to be held on April 27, 2007, dated March 22, 2007, and filed with the Securities and Exchange Commission on March 22, 2007 (the "2007 Proxy Statement"). In addition, the stockholders elected each of the six director candidates to the Company's Board of Directors (the "Board") and ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 29, 2007, each as discussed in the 2007 Proxy Statement.

     (E)  EXECUTIVE COMPENSATION

     On April 27, 2007, at the Annual Meeting of the Board of Directors of the Company, the Board established the stock option and performance share unit awards under the Littelfuse, Inc. Equity Incentive Compensation Plan for Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, Mr. Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer of the Company, and each of the three most highly compensated executive officers of the Company other than the Chief Executive Officer and the Chief Financial Officer (the "Other Executive Officers") for 2007, as set forth on Exhibit 99.2 hereto. The form of Stock Option Agreement, including vesting provisions, and the form of Performance Shares Agreement, including vesting provisions, pursuant to which these awards have been made are set forth on Exhibits 99.3 and 99.4 hereto, respectively.

     In addition, the form of Stock Option Award Agreement, including vesting provisions, and the form of Restricted Stock Unit Award Agreement, including vesting provisions, pursuant to which awards have been and will be made under the Directors Plan are set forth on Exhibits 99.5 and 99.6 hereto, respectively.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

EXHIBIT
 NUMBER                                 DESCRIPTION
-------                                 -----------
99.1      Littelfuse, Inc. Outside Directors' Equity Plan (incorporated herein by reference to Exhibit A to the Company's Proxy Statement for Annual
          Meeting of Stockholders to be held on April 27, 2007)

99.2      Littelfuse, Inc. Summary of Executive Officer Compensation

99.3      Form of Stock Option Agreement under the Littelfuse, Inc. Equity
          Incentive Compensation Plan

99.4      Form of Performance Shares Agreement under the Littelfuse, Inc. Equity
          Incentive Compensation Plan

99.5      Form of Stock Option Award Agreement under the Littelfuse, Inc.
          Outside Directors' Equity Plan

99.6      Form of Restricted Stock Unit Award Agreement under the Littelfuse,
          Inc. Outside Directors' Equity Plan
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTELFUSE, INC.


Date: May 2, 2007                       By: /s/ Philip G. Franklin
                                            ------------------------------------
                                            Philip G. Franklin
                                            Vice President, Operations
                                            Support and Chief Financial Officer


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